CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 10, 2011
Date of Report
(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Indentification No.)

23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3
South Renmin Road
Chengdu, P. R. China, 610041
(Address of principal executive offices (zip code))

+011-86-28-8615-4737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This current report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the SEC which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

Item 4 – Matters Related to Accountants and Financial Statements

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

This Current Report on Form 8-K/A updates information provided in a Current Report on Form 8-K filed by Tianyin Pharmaceutical Co., Inc. (the “Company”) on June 16, 2011 (the “Original 8-K”).

In connection with the receipt by Tianyin Pharmaceutical Co., Inc. (the “Company”) of certain letters of comment from the Securities and Exchange Commission related to the Company’s review of its periodic filings, management and the Audit Committee of the Board of Directors concluded on June 10, 2011 that it will be necessary to amend certain previously issued financial statements set forth in such periodic filings, as described in more detail below, and therefore, that such financial statements should no longer be relied upon.

Specifically, Management and the Audit Committee determined that FASB Accounting Standards Codification Topic 815-40-15, "Derivatives and Hedging - Contracts in Entity's Own Equity" ("ASC 815-40"), should have been correctly applied by the Company as of September 30, 2009, which would have resulted in the Company classifying and recognizing its Series A and Series B warrants (the “Warrants”) previously issued by the Company as a liability rather than as stockholders' equity, and that the application of ASC 815-40 as of September 30, 2009 had a non-cash impact on the Company's previously issued financial statements, including the audited financial statements as of and for the year ended June 30, 2010, and each of the unaudited financial statements for the interim periods ended September 30, 2009, December 31, 2009, March 31, 2010, September 30, 2010, December 31, 2010 and March 31, 2011. Company management initially became aware of the possible applicability of ASC 815-40 as a result of an SEC comment letter, dated May 28, 2010, related to the SEC's review of the Company's Form 10-K for the fiscal year ended June 30, 2009, that ASC 815-40 applies to warrants that contain anti-dilution provisions that adjust the exercise price of the warrants in the event additional shares of common stock or securities were to be issued by the Company at a price less than the then applicable exercise price of the warrants. Although the anti-dilution provisions in the Warrants have been completely removed on January 14, 2011 and made retroactively effective since its inception, due to the previous existence of these provisions during the above mentioned periods, the Warrants’ fair value was to be calculated and the increase or decrease in the fair value being recognized in the financial statements.

The Company plans to file amendments to restate the financial statements in the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2010, December 31, 2010, and March 31, 2011, including the comparative prior year period in these filings, as soon as practicable. The Company will also make corresponding revisions to its financial statements for the fiscal year ended June 30, 2010 in the Form 10-K for the fiscal year ended June 30, 2011.

The Audit Committee of the Company’s Board of Directors and management has discussed the above matters with its auditors.

The estimated non cash impact from the application of ASC 815-40 on a pre-tax basis for the effected periods is as follows:

Periods	Non Cash Gain (Loss)	Pre-Tax Net Income	% Impact
FY 2010	(156,863)	14,681,070	-1.07%
FY 2011 Q1	(273,017)	4,575,130	-5.97%
FY 2011 Q2	1,555,421	5,333,450	29.16%

Section 8 – Other Events

Item 8.01. Other Events

The Original 8-K reported that the Company issued a press release dated June 3, 2011 to announce that its Board of Directors authorized a stock repurchase program, pursuant to which the Company may purchase up to 3 million shares of its common stock on the open market at prevailing market price (“Stock Repurchase Program”). After discussion, according to the regulatory criteria that are applicable, management of the Company decided to suspend the Stock Repurchase Program until the Company has filed the restatements of financial statements in Form 10-Qs for the quarters ended September 30, 2010, December 31, 2010 and March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By:
      /s/ James Jiayuan Tong____________
      Name:  Dr. James Jiayuan Tong
      Title:   Chief Financial Officer

Dated:  July 7, 2011